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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): January 28, 1997


                          Cascade Communications Corp.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

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
         Delaware                                   0-24578                          4-3099677
-------------------------------                   -----------                   -------------------
(State or Other Jurisdiction of                   (Commission                    (I.R.S. Employer
 Incorporation or Organization)                   File Number)                  Identification No.)

5 Carlisle Road
Westford, Massachusetts                                                                01886
-------------------------------                                                      ----------
(Address of Principal Executive                                                      (Zip Code)
Offices)
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       Registrant's telephone number, including area code: (508) 692-2600
                                                           --------------



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Item 2.        Acquisition or Disposition of Assets.

         On January 2, 1997 Cascade Communications Corp. ("Cascade") entered into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement") with Camel Acquisition, Corp., a Delaware corporation and wholly owned subsidiary of Cascade ("Merger Sub"), and Sahara Networks, Inc., a Delaware corporation ("Sahara"). On January 28, 1997 pursuant to the Merger Agreement, and upon the satisfaction of certain closing conditions, Merger Sub merged (the "Merger") with and into Sahara, with Sahara as the surviving corporation and a wholly owned subsidiary of Cascade. Cascade has agreed to file a registration statement with the Securities and Exchange Commission to effect the registration of the shares issued or issuable in the transaction.

         Upon the closing of the Merger, all of the issued and outstanding shares of capital stock of Sahara were converted into shares of Cascade common stock and all of the outstanding stock options of Sahara were thereby assumed by Cascade. The transaction is to be accounted for as a purchase. Cascade agreed to issue a maximum of 3,800,000 shares of common stock in the transaction (including shares issuable upon options assumed).



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                                     - 2 -



 Item 7. Financial Statements and Exhibits.

     (a) Financial Statements of Business Acquired.
         -----------------------------------------

         The following financial statements of Sahara, together with the report thereon manually signed by Ernst & Young LLP, appear as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by this reference:

         Balance Sheets as of December 31, 1995 and September 30, 1996
(unaudited)

         Statements of Operations for the period from May 25, 1995 (inception) to September 30, 1995 (unaudited), for the period from May 25, 1995 (inception) to December 31, 1995 and for the nine months ended September 30, 1996 (unaudited)

         Statements of Stockholders' Deficit for the period from May 25, 1995 (inception) to December 31, 1995 and the nine months ended September 30, 1996 (unaudited)

         Statements of Cash Flows for the period from May 25, 1995 (inception) to September 30, 1995 (unaudited), for the period from May 25, 1995 (inception) to December 31, 1995 and for the nine months ended September 30, 1996 (unaudited)

         Notes to Financial Statements

     (b) Pro Forma Financial Information.
         -------------------------------

         The following unaudited pro forma combined financial statements appear as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by this reference:

         Unaudited Pro Forma Combined Balance Sheet at September 28, 1996

         Unaudited Pro Forma Combined Statement of Operations for the nine months ended September 28, 1996

         Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 1995

         Notes to Unaudited Pro Forma Combined Financial Statements



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                                     - 3 -



         Exhibits.
         ---------

Exhibit No.        Description
-----------        -----------

2.1 Agreement and Plan of Merger and Reorganization by and among Cascade Communications Corp., Camel Acquisition Corporation and Sahara Networks, Inc. dated as of January 2, 1997.

99.1               Sahara Networks, Inc. Financial Statements.

99.2               Unaudited Pro Forma Combined Financial Statements.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CASCADE COMMUNICATIONS CORP.
                                  (Registrant)


Date: February 4, 1997            By: /s/ Paul E. Blondin
                                     ------------------------------------------
                                      Paul E. Blondin
                                      Vice President Finance and Administration,
                                      Chief Financial Officer





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                                                   EXHIBIT INDEX
                                                   -------------
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Exhibit No.                         Description
-----------                         -----------

2.1 Agreement and Plan of Merger and Reorganization by and among Cascade Communications Corp., Camel Acquisition Corporation and Sahara Networks, Inc. dated as of January 2, 1997.

99.1          Sahara Networks, Inc. Financial Statements.

99.2          Unaudited Pro Forma Combined Financial Statements.
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